Exhibit 10.8

FUNDS ESCROW AGREEMENT

     This Agreement is dated as of the 30th day of November, 2004 among Goldspring, Inc., a Florida corporation (the “Company”), the Subscribers identified on Schedule A hereto (each a “Subscriber” and collectively “Subscribers”), and Grushko & Mittman, P.C. (the “Escrow Agent”):

W I T N E S S E T H:

     WHEREAS, the Company and Subscribers have entered into a Subscription Agreement calling for the sale by the Company to the Subscribers of Convertible Notes in the aggregate principal amount of up to $12,000,000 and Warrants in the denominations set forth on Schedule A hereto; and

     WHEREAS, the parties hereto require the Company to deliver the Notes and Warrants against payment therefor, with such Notes, Warrants and the Escrowed Payment to be delivered to the Escrow Agent to be held in escrow and released by the Escrow Agent in accordance with the terms and conditions of this Agreement; and

     WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

     NOW THEREFORE, the parties agree as follows:

ARTICLE I

INTERPRETATION

     1.1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreement shall have the meanings given to such terms in the Subscription Agreement. Whenever used in this Agreement, the following terms shall have the following respective meanings:

          (a) “Agreement” means this Agreement and all amendments made hereto and thereto by written agreement between the parties;

          (b) “Closing Date” shall have the meaning set forth in Section 14(b) of the Subscription Agreement;

          (c) “Escrowed Payment” means the Common Stock, Class A Warrants and Green Shoe Warrants set forth on Schedule A hereto;

          (d) “Legal Fees” shall have the meaning set forth in Section 8(b) of the Subscription Agreement;

          (e) “Legal Opinion” means the original signed legal opinion referred to in Section 6 of the Subscription Agreement;

          (f) “Notes” shall have the meaning set forth in the Subscription Agreement;

          (g) “Subscription Agreement” means the Subscription Agreement (and the exhibits thereto) entered into or to be entered into by the parties in reference to the sale and purchase of the Notes and Warrants;

          (h) “Warrants” shall have the meaning set forth in Section 3 of the Subscription Agreement;

          (i) Collectively, the executed Subscription Agreement, Notes, Legal Opinion, and Warrants are referred to as “Company Documents”; and

          (j) Collectively, the Escrowed Payment and the executed Subscription Agreement are referred to as “Subscriber Documents”.

     1.2. Entire Agreement. This Agreement along with the Company Documents and the Subscriber Documents constitute the entire agreement between the parties hereto pertaining to the Company Documents and Subscriber Documents and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof except as specifically set forth in this Agreement, the Company Documents and the Subscriber Documents.

     1.3. Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

     1.4. Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

     1.5. Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     1.6. Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party (which shall be the party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

     1.7. Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injuction or injunctions to prevent or cure breaches of the provisions of this

(Funds Escrow Agreement)

Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 1.6 hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

ARTICLE II

DELIVERIES TO THE ESCROW AGENT

     2.1. Company Deliveries. On or before December 6, 2004, the Company shall deliver the Legal Fees and Company Documents to the Escrow Agent. The Legal Fees will be delivered pursuant to the following wire transfer instructions:

Citibank, N.A.
1155 6th Avenue
New York, NY 10036, USA
ABA Number: 0210-00089
For Credit to: Grushko & Mittman, IOLA Trust Account
Account Number: 45208884

     2.2. Subscriber Deliveries. On or before December 6, 2004, each Subscriber shall deliver to the Escrow Agent such Subscriber’s portion of the Escrow Payment and the executed Subscription Agreement.

     2.3. Intention to Create Escrow Over Company Documents and Subscriber Documents. The Subscriber and Company intend that the Company Documents and Subscriber Documents shall be held in escrow by the Escrow Agent pursuant to this Agreement for their benefit as set forth herein.

     2.4. Escrow Agent to Deliver Company Documents and Subscriber Documents. The Escrow Agent shall hold and release the Company Documents and Subscriber Documents only in accordance with the terms and conditions of this Agreement.

ARTICLE III

RELEASE OF COMPANY DOCUMENTS AND SUBSCRIBER DOCUMENTS

     3.1. Release of Escrow. Subject to the provisions of Section 4.2, the Escrow Agent shall release the Company Documents and Subscriber Documents as follows:

          (a) On the Closing Date, the Escrow Agent will simultaneously release the Company Documents to the Subscriber and release the Subscriber Documents to the Company except that the Legal Fees will be released to the Subscriber’s attorneys.

          (b) All funds to be delivered to the Company shall be delivered pursuant to the wire instructions to be provided in writing by the Company to the Escrow Agent.

          (c) Notwithstanding the above, upon receipt by the Escrow Agent of joint written instructions (“Joint Instructions”) signed by the Company and the Subscriber, it shall deliver the Company Documents and Subscriber Documents in accordance with the terms of the Joint Instructions.

(Funds Escrow Agreement)

          (d) Notwithstanding the above, upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a “Court Order”), the Escrow Agent shall deliver the Company Documents and Subscriber Documents in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable.

     3.2. Acknowledgement of Company and Subscriber; Disputes. The Company and the Subscriber acknowledge that the only terms and conditions upon which the Company Documents and Subscriber Documents are to be released are set forth in Sections 3 and 4 of this Agreement. The Company and the Subscriber reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Company Documents and Subscriber Documents. Any dispute with respect to the release of the Company Documents and Subscriber Documents shall be resolved pursuant to Section 4.2 or by agreement between the Company and Subscriber.

ARTICLE IV

CONCERNING THE ESCROW AGENT

     4.1. Duties and Responsibilities of the Escrow Agent. The Escrow Agent’s duties and responsibilities shall be subject to the following terms and conditions:

          (a) The Subscriber and Company acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether either the Subscriber or Company is entitled to receipt of the Company Documents and Subscriber Documents pursuant to, any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (iv) may assume that any person believed by the Escrow Agent in good faith to be authorized to give notice or make any statement or execute any document in connection with the provisions hereof is so authorized; (v) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vi) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

          (b) The Subscriber and Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. The Subscriber and Company, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent’s partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on Escrow Agent’s part committed in its capacity as Escrow Agent under this Agreement. The Escrow Agent shall owe a duty only to the Subscriber and Company under this Agreement and to no other person.

(Funds Escrow Agreement)

          (c) The Subscriber and Company jointly and severally agree to reimburse the Escrow Agent for outside counsel fees, to the extent authorized hereunder and incurred in connection with the performance of its duties and responsibilities hereunder.

          (d) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) days prior written notice of resignation to the Subscriber and the Company. Prior to the effective date of the resignation as specified in such notice, the Subscriber and Company will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Company Documents and Subscriber Documents to a substitute Escrow Agent selected by the Subscriber and Company. If no successor Escrow Agent is named by the Subscriber and Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and to deposit the Company Documents and Subscriber Documents with the clerk of any such court.

          (e) The Escrow Agent does not have and will not have any interest in the Company Documents and Subscriber Documents, but is serving only as escrow agent, having only possession thereof. The Escrow Agent shall not be liable for any loss resulting from the making or retention of any investment in accordance with this Escrow Agreement.

          (f) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

          (g) The Escrow Agent shall be permitted to act as counsel for the Subscriber in any dispute as to the disposition of the Company Documents and Subscriber Documents, in any other dispute between the Subscriber and Company, whether or not the Escrow Agent is then holding the Company Documents and Subscriber Documents and continues to act as the Escrow Agent hereunder.

          (h) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

     4.2. Dispute Resolution: Judgments. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

          (a) If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Company Documents and Subscriber Documents, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Company Documents and Subscriber Documents pending receipt of a Joint Instruction from the Subscriber and Company, or (ii) deposit the Company Documents and Subscriber Documents with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Subscriber and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Company Documents and Subscriber Documents. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.

          (b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Subscriber and Company or to any other person, firm, corporation or entity by reason of such compliance.

(Funds Escrow Agreement)

ARTICLE V

GENERAL MATTERS

     5.1. Termination. This escrow shall terminate upon the release of all of the Company Documents and Subscriber Documents or at any time upon the agreement in writing of the Subscriber and Company.

     5.2. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

(a)	If to the Company, to:

Goldspring, Inc.
8585 E. Hartford Drive, Suite 400
Scottsdale, AZ 85255
Attn: Robert T. Faber, President & CEO
Fax: (480) 505-4044

With a copy by telecopier only, to:

Greenberg Traurig LLP
2375 E. Camelback Road, Suite 700
Phoenix, AZ 85016
Attn: Robert S. Kant, Esq.
Fax: (602)445-8100

(b)	If to the Subscribers, to: the addresses and fax numbers listed on Schedule A hereto

(c)	If to the Escrow Agent, to:

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176
Fax: 212-697-3575

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

     5.3. Interest. No portion of the Escrowed Payment shall be held in an interest bearing account nor will interest be payable in connection therewith.

(Funds Escrow Agreement)

     5.4. Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

     5.5. Invalidity. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     5.6. Counterparts/Execution. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission and delivered by facsimile transmission.

(Funds Escrow Agreement)

     5.7. Agreement. Each of the undersigned states that he has read the foregoing Funds Escrow Agreement and understands and agrees to it.

GOLDSPRING, INC. the “Company”

By:	/s/ Robert T. Faber

Robert T. Faber, President

GAMMA OPPORTUNITY CAPITAL PARTNERS, LP		LONGVIEW FUND LP		LONGVIEW EQUITY FUND, LP
“Subscriber”		“Subscriber”		“Subscriber”
	/s/ Jonathan P. Knight		/s/ S. Michael Rudolph		/s/ Wayne Coleson

Print Name:	Jonathan P. Knight	Print Name:	S. Michael Rudolph	Print Name:	Wayne Coleson

LONGVIEW INTERNATIONAL EQUITY FUND, LP		ALPHA CAPITAL AKTIENGESELLSCHAFT		CAPITAL VENTURES INTERNATIONAL
“Subscriber”		“Subscriber”		“Subscriber”
	/s/ Wayne Coleson		/s/ Konrad Ackermann		/s/ Martin Kobinger

Print Name:	Wayne Coleson	Print Name:	Konrad Ackermann	Print Name:	Martin Kobinger

PORTSIDE GROWTH AND OPPORTUNITY FUND		ENABLE GROWTH PARTNERS L.P.		WHALEHAVEN FUNDS LIMITED
“Subscriber”		“Subscriber”		“Subscriber”
	/s/ Jeffrey Smith		/s/ Mitch Levine		/s/ Evan Schemenauer

Print Name:	Jeffrey Smith	Print Name:	Mitch Levine	Print Name:	Evan Schemenauer - Director
Authorized Signatory

STONESTREET LIMITED PARTNERSHIP		SMITHFIELD FIDUCIARY LLC		TCMP3 PARTNERS LLP
“Subscriber”		“Subscriber”		“Subscriber”
	/s/ Michael Finkelstein		/s/ Adam J. Chill		/s/ Steven E. Slawson

Print Name:	Michael Finkelstein	Print Name:	Adam J. Chill	Print Name:	Steven E. Slawson
Authorized Signatory

BRISTOL INVESTMENT FUND, LTD.		VERTICAL VENTURES, LLC		MERRIMAN CURHAN FORD CORPORATION
“Subscriber”		“Subscriber”		“Subscriber”
	/s/ Paul Kessler		/s/ Joshua Silverman		/s/ D. Jonathan Merriman

Print Name:	Paul Kessler, Director	Print Name:	Joshua Silverman	Print Name:	Merriman

ESCROW AGENT:
/s/ Edward Grushko

GRUSHKO & MITTMAN, P.C.

(Funds Escrow Agreement)

     5.7. Agreement. Each of the undersigned states that he has read the foregoing Funds Escrow Agreement and understands and agrees to it.

GOLDSPRING, INC. the “Company”

By:	/s/ Robert T. Faber

Robert T. Faber, President

A. TOD HINDIN		KENNETH R. WERNER REV TST DTD 7/20/96		THOMAS P. O’SHEA, JR.
“Subscriber”		“Subscriber”		“Subscriber”
/s/ A. Tod Hindin		/s/ Kenneth Werner		/s/ Thomas P. O’Shea, Jr.

Print Name:	A. Tod Hindin	Print Name:	Kenneth Werner	Print Name:	Thomas P. O’Shea, Jr.

D. JONATHAN MERRIMAN		BROCK GANELES		ELISE STERN
“Subscriber”		“Subscriber”		“Subscriber”
/s/ D. Jonathan Merriman		/s/ Brock Ganeles		/s/ Elise Stern

Print Name:	D. Jonathan Merriman	Print Name:	Brock Ganeles	Print Name:	Elise Stern

CRAIG E. SULTAN		CARL FRANKSON		JON M. PLEXICO
“Subscriber”		“Subscriber”		“Subscriber”
/s/ Craig E. Sultan		/s/ Carl Frankson		/s/ Jon M. Plexico

Print Name:	Craig E. Sultan	Print Name:	Carl Frankson	Print Name:	Jon M. Plexico

PETE MARCIL		DAVID BAIN		STEVEN R. SARRACINO
“Subscriber”		“Subscriber”		“Subscriber”
/s/ Peter C. Marcil		/s/ David Bain		/s/ Steven R. Sarracino

Print Name:	Peter C. Marcil	Print Name:	David Bain	Print Name:	Steven R. Sarracino

GREGORY S. CURHAN		JOHN HIESTAND		ROBERT E. FORD
“Subscriber”		“Subscriber”		“Subscriber”
/s/ Gregory S. Curhan		/s/ John Hiestand		/s/ Robert E. Ford

Print Name:	Gregory S. Curhan	Print Name:	John Hiestand	Print Name:	Robert E. Ford

ESCROW AGENT:
/s/ Edward Grushko

GRUSHKO & MITTMAN, P.C.

(Funds Escrow Agreement)

     5.7. Agreement. Each of the undersigned states that he has read the foregoing Funds Escrow Agreement and understands and agrees to it.

GOLDSPRING, INC. the “Company”

By:	/s/ Robert T. Faber

Robert T. Faber, President

ERIC WOLD		CHRISTOPHER AGUILAR		PETER A. BLACKWOOD
“Subscriber”		“Subscriber”		“Subscriber”
	/s/ Eric Wold		/s/ Christopher Aguilar		/s/ Peter A. Blackwood

Print Name:	Eric Wold	Print Name:	Christopher Aguilar	Print Name:	Peter A. Blackwood

GENESIS MICROCAP INC.		JOHN V. WINFIELD		JOHN V. WINFIELD IRA-1
“Subscriber”		“Subscriber”		“Subscriber”
	/s/ Larry Gibbons		/s/ John V. Winfield		/s/ John V. Winfield

Print Name:	Lawrence S. Gibbons	Print Name:	John V. Winfield	Print Name:	John V. Winfield

JOHN V. WINFIELD IRA-2		SANTA FE FINANCIAL CORP.		PORTSMOUTH SQUARE, INC.
“Subscriber”		“Subscriber”		“Subscriber”
	/s/ John V. Winfield		/s/ John V. Winfield		/s/ John V. Winfield

Print Name:	John V. Winfield	Print Name:	John V. Winfield	Print Name:	John V. Winfield

INTERGROUP CORP.		ERIK FRANKLIN
“Subscriber”		“Subscriber”
	/s/ John V. Winfield		/s/ Erik Franklin

Print Name:	John V. Winfield	Print Name:	Erik Franklin

ESCROW AGENT:
/s/ Edward Grushko

GRUSHKO & MITTMAN, P.C.

(Funds Escrow Agreement)

SCHEDULE A TO FUNDS ESCROW AGREEMENT

					GREEN SHOE
			COMMON STOCK	CLASS A WARRANT	WARRANT
	NOTE PRINCIPAL	CLASS B	COMPONENT OF	COMPONENT OF	COMPONENT OF
SUBSCRIBER	AMOUNT	WARRANTS	PURCHASE PRICE	PURCHASE PRICE	PURCHASE PRICE
GAMMA OPPORTUNITY CAPITAL PARTNERS, LP 605 Crescent Executive Court, Suite 416 Lake Mary, Florida 32746 Fax:	$832,550	2,081,375	1,630,435	815,218	815,218
LONGVIEW FUND LP 600 Montgomery Street, 44th Floor San Francisco, CA 94111 Fax: (415) 981-5302	$832,550	2,081,375	1,630,435	815,218	815,218
LONGVIEW EQUITY FUND, LP 600 Montgomery Street, 44th Floor San Francisco, CA 94111 Fax: (415) 981-5302	$1,248,825	3,122,063	2,445,652	1,222,826	1,222,826
LONGVIEW INTERNATIONAL EQUITY FUND, LP 600 Montgomery Street, 44th Floor San Francisco, CA 94111 Fax: (415) 981-5302	$416,275	1,040,688	815,217	407,609	407,609
ALPHA CAPITAL AKTIENGESELLSCHAFT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196	$555,033	1,387,583	1,086,957	543,479	543,479
CAPITAL VENTURES INTERNATIONAL 401 City Lane Avenue, Suite 220 Bala Cynwyd, PA 19004 Fax:	$1,110,066	2,775,165	2,173,913	1,086,957	1,086,957
PORTSIDE GROWTH AND OPPORTUNITY FUND C/o Ramius Capital Group, LLC 666 Third Avenue, 26th Floor New York, NY 10017 Fax: (212) 845-7999	$277,516	693,790	543,478	271,739	271,739

(Funds Escrow Agreement)

					GREEN SHOE
			COMMON STOCK	CLASS A WARRANT	WARRANT
	NOTE PRINCIPAL	CLASS B	COMPONENT OF	COMPONENT OF	COMPONENT OF
SUBSCRIBER	AMOUNT	WARRANTS	PURCHASE PRICE	PURCHASE PRICE	PURCHASE PRICE
ENABLE GROWTH PARTNERS L.P. One Ferry Building, Suite 255 San Francisco, CA 94111 Fax: (415) 677-1580	$222,013	555,033	434,783	217,392	217,392
WHALEHAVEN FUNDS LIMITED 3rd Floor, 14 Par-Laville Road Hamilton, Bermuda HM08 Fax: (441) 292-1373 By:	$166,510	416,275	326,087	163,044	163,044
STONESTREET LIMITED PARTNERSHIP C/o Canaccord Capital Corporation 320 Bay Street, Suite 1300 Toronto, Ontario M5H 4A6, Canada Fax: (416) 956-8989	$388,523	971,308	760,870	380,435	380,435
SMITHFIELD FIDUCIARY LLC C/o Highbridge Capital 9 West 57th Street, 27th Floor New York, NY 10019 By: Adam Chill Fax:	$277,516	693,790	543,478	271,739	271,739
TCMP3 PARTNERS LLP C/o Titan Capital Management 7 Century Drive, Suite 201 Parsippany, NJ 07054 Fax: (973) 540-0702	$111,006	277,515	217,391	108,696	108,696
BRISTOL INVESTMENT FUND, LTD. Caledonia House, Jennett Street George Town, Grand Cayman Cayman Islands Fax: (323) 468-8307	$333,020	832,550	652,174	326,087	326,087
VERTICAL VENTURES, LLC 641 Lexington Avenue, 26th Floor New York, NY 10022 Fax: (212) 207-3452	$277,516	693,790	543,478	271,739	271,739
MERRIMAN CURHAN FORD CORPORATION 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$139,313	348,283	272,826	136,413	136,413

(Funds Escrow Agreement)

					GREEN SHOE
			COMMON STOCK	CLASS A WARRANT	WARRANT
	NOTE PRINCIPAL	CLASS B	COMPONENT OF	COMPONENT OF	COMPONENT OF
SUBSCRIBER	AMOUNT	WARRANTS	PURCHASE PRICE	PURCHASE PRICE	PURCHASE PRICE
A. TOD HINDIN 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$55,503	138,758	108,696	54,348	54,348
KENNETH R. WERNER REV TST DTD 7/20/96 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$55,503	138,758	108,696	54,348	54,348
THOMAS P. O’SHEA, JR. 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$33,302	83,255	65,217	32,609	32,609
D. JONATHAN MERRIMAN 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$33,302	83,255	65,217	32,609	32,609
BROCK GANELES 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$27,751	69,378	54,348	27,174	27,174
ELISE STERN 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$27,751	69,378	54,348	27,174	27,174
CRAIG E. SULTAN 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$27,751	69,378	54,348	27,174	27,174
CARL FRANKSON 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$27,751	69,378	54,348	27,174	27,174
JON M. PLEXICO 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$22,201	55,503	43,478	21,739	21,739
PETE MARCIL 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$22,201	55,503	43,478	21,739	21,739

(Funds Escrow Agreement)

					GREEN SHOE
			COMMON STOCK	CLASS A WARRANT	WARRANT
	NOTE PRINCIPAL	CLASS B	COMPONENT OF	COMPONENT OF	COMPONENT OF
SUBSCRIBER	AMOUNT	WARRANTS	PURCHASE PRICE	PURCHASE PRICE	PURCHASE PRICE
DAVID BAIN 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$22,201	55,503	43,478	21,739	21,739
STEVEN R. SARRACINO 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$21,646	54,115	42,391	21,196	21,196
GREGORY S. CURHAN 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$11,100	27,750	21,739	10,870	10,870
JOHN HIESTAND 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$11,100	27,750	21,739	10,870	10,870
ROBERT E. FORD 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$11,100	27,750	21,739	10,870	10,870
ERIC WOLD 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$11,100	27,750	21,739	10,870	10,870
CHRISTOPHER AGUILAR 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$11,100	27,750	21,739	10,870	10,870
PETER A. BLACKWOOD 601 Montgomery Street, Suite 1800 San Francisco, CA 94111 Fax: (415) 248-5692	$11,100	27,750	21,739	10,870	10,870
GENESIS MICROCAP INC. 483 Green Lanes London N13 4BS, England By: Lawrence S. Gibbons Fax: 011-087-0127-5687	$111,006	277,515	217,391	108,696	108,696

(Funds Escrow Agreement)

					GREEN SHOE
			COMMON STOCK	CLASS A WARRANT	WARRANT
	NOTE PRINCIPAL	CLASS B	COMPONENT OF	COMPONENT OF	COMPONENT OF
SUBSCRIBER	AMOUNT	WARRANTS	PURCHASE PRICE	PURCHASE PRICE	PURCHASE PRICE
JOHN V. WINFIELD 820 Moraga Drive Los Angeles, CA 90049 Fax: (310) 889-2525	$832,550	2,081,375	1,630,435	815,218	815,218
JOHN V. WINFIELD IRA-1 820 Moraga Drive Los Angeles, CA 90049 Fax: (310) 889-2525	$555,033	1,387,583	1,086,957	543,479	543,479
JOHN V. WINFIELD IRA-2 820 Moraga Drive Los Angeles, CA 90049 Fax: (310) 889-2525	$277,516	693,790	543,478	271,739	271,739
SANTA FE FINANCIAL CORP. 820 Moraga Drive Los Angeles, CA 90049 Fax: (310) 889-2525	$277,516	693,790	543,478	271,739	271,739
PORTSMOUTH SQUARE, INC. 820 Moraga Drive Los Angeles, CA 90049 Fax: (310) 889-2525	$277,516	693,790	543,478	271,739	271,739
INTERGROUP CORP. 820 Moraga Drive Los Angeles, CA 90049 Fax: (310) 889-2525	$1,110,066	2,775,165	2,173,913	1,086,957	1,086,957
ERIK FRANKLIN 534 Openaki Road Denville, NJ 07834 Fax:	$27,751	69,378	54,348	27,174	27,174

(Funds Escrow Agreement)